Note 18 (Tables)	6 Months Ended
Jun. 30, 2021
Tax Assets And Liabilties [Abstract]
Tax assets and liabilities [Table Text Block]
The balance under the heading "Tax assets" in the accompanying condensed consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	June 2021	December 2020
Tax assets
Current tax assets	1,104	1,199
Deferred tax assets	15,062	15,327
Total	16,166	16,526
Tax liabilities
Current tax liabilities	677	545
Deferred tax liabilities	1,824	1,809
Total	2,501	2,355